r77d.txt





PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the Administrative Class Prospectus, Institutional Class Prospectus and Advisor Class and Class M Prospectus (each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

Each Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference
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PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the PIMCO All Asset Portfolio Administrative Class Prospectus (dated April 29, 2011); PIMCO All Asset Portfolio Advisor Class Prospectus (dated April 29, 2011); PIMCO All Asset Portfolio Institutional Class Prospectus (dated April 29, 2011);
PIMCO All Asset Portfolio Class M Prospectus (dated April 29, 2011);
PIMCO Global Multi-Asset Portfolio Administrative Class Prospectus
(dated April 29, 2011); PIMCO Global Multi-Asset Portfolio Advisor Class Prospectus (dated April 29, 2011); PIMCO Global Multi-Asset Portfolio Institutional Class Prospectus (dated January 9, 2012); and
PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class Prospectus (dated February 27, 2012) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following: The Portfolio and each Underlying PIMCO Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities.
The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference
------------------------------------------------------------

PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class Prospectus; PIMCO CommodityRealReturn Strategy Portfolio Advisor Class Prospectus;
PIMCO Emerging Markets Bond Portfolio Administrative Class Prospectus;
PIMCO Emerging Markets Bond Portfolio Advisor Class Prospectus;
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class Prospectus; PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class Prospectus;
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class Prospectus; PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional
  Class Prospectus;
PIMCO Global Advantage Strategy Bond Portfolio Administrative Class
  Prospectus;
PIMCO Global Advantage Strategy Bond Portfolio Institutional Class
  Prospectus;
PIMCO Global Advantage Strategy Bond Portfolio Advisor Class Prospectus; PIMCO Global Bond Portfolio (Unhedged) Administrative Class Prospectus;
PIMCO Global Bond Portfolio (Unhedged) Institutional Class Prospectus;
PIMCO Global Bond Portfolio (Unhedged) Advisor Class Prospectus;
PIMCO High Yield Portfolio Administrative Class Prospectus;
PIMCO High Yield Portfolio Institutional Class Prospectus;
PIMCO High Yield Portfolio Advisor Class Prospectus;
PIMCO Long-Term U.S. Government Portfolio Administrative Class Prospectus; PIMCO Long-Term U.S. Government Portfolio Institutional Class Prospectus; PIMCO Long-Term U.S. Government Portfolio Advisor Class Prospectus;
PIMCO Low Duration Portfolio Administrative Class Prospectus;
PIMCO Low Duration Portfolio Institutional Class Prospectus;
PIMCO Low Duration Portfolio Advisor Class Prospectus;
PIMCO Money Market Portfolio Administrative Class Prospectus;
PIMCO Money Market Portfolio Institutional Class Prospectus;
PIMCO Real Return Portfolio Administrative Class Prospectus;
PIMCO Real Return Portfolio Institutional Class Prospectus;
PIMCO Real Return Portfolio Advisor Class Prospectus;
PIMCO Short-Term Portfolio Administrative Class Prospectus;
PIMCO Short-Term Portfolio Institutional Class Prospectus;
PIMCO Short-Term Portfolio Advisor Class Prospectus;
PIMCO Total Return Portfolio Administrative Class Prospectus;
PIMCO Total Return Portfolio Institutional Class Prospectus;
PIMCO Total Return Portfolio Advisor Class Prospectus;
PIMCO Unconstrained Bond Portfolio Administrative Class Prospectus;
PIMCO Unconstrained Bond Portfolio Institutional Class Prospectus and
PIMCO Unconstrained Bond Portfolio Advisor Class Prospectus,
(each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Investors Should Retain This Supplement For Future Reference
------------------------------------------------------------

PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class Prospectus (dated January 9, 2012) (the "Prospectus"), as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies
Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in the Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Investors Should Retain This Supplement For Future Reference
------------------------------------------------------------